                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K/A
                                Amendment No. 2


                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                June 30, 2000
               -------------------------------------------------
               (Date of Report: Date of earliest event reported)


                         INDUSTRIAL ECOSYSTEMS, INC.

      (Exact name of registrant as specified in its charter)


          UTAH                     0-29838               94-3200034
---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



              2040 West Broadway, Bloomfield, New Mexico  87413
         -------------------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (505)  632-1786
                                                    --------------

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(a)(1)  Financial Statements of Business Acquired.

     The consolidated financial statements for ROP Merger Corp. and Subsidiary for June 30, 2000 and December 31, 1999 and 1998 are attached hereto.

(b)(1)  Pro Forma Financial Statements.

     The consolidated pro forma financial statements for Industrial Ecosystems, Inc. and Subsidiaries for June 30, 2000 and December 31, 1999 and 1998 are attached hereto.

(c)  Exhibits.  The following exhibits are included as part of this report:

     None.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         INDUSTRIAL ECOSYSTEMS, INC.



Date:     October 9, 2000                   /S/Tom Jarnagin, President

ROP MERGER CORP.
AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2000 and December 31, 1999 and 1998

INDEPENDENT AUDITORS' REPORT


The Board of Directors
ROP Merger Corp. and Subsidiary
Kansas City, Missouri

We have audited the accompanying consolidated balance sheets of ROP Merger Corp. and Subsidiary as of December 31, 1999 and the related consolidated statements of operations, stockholders' equity, and cash flows for the years ended December 31, 1999 and 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of ROP Merger Corp. and Subsidiary as of December 31, 1999 and the consolidated results of their operations and their cash flows for the years ended December 31, 1999 and 1998, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 5 to the consolidated financial statements, the Company has suffered recurring losses to date, which raises substantial doubt about its ability to continue as a going concern. Management's plans with regard to these matters are also described in Note 5. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.



HJ & Associates, LLC
Salt Lake City, Utah
September 15, 2000

ROP MERGER CORP. AND SUBSIDIARY
Consolidated Balance Sheets


ASSETS
------
                                            June 30,           December 31,
                                              2000                 1999
                                            -----------       --------------
                                            (Unaudited)

CURRENT ASSETS

  Cash and cash equivalents (Note 1)        $     -           $        -
  Accounts receivable (Note 1)                  21,792               26,259
  Other assets                                     814                  819
                                            ----------        -------------
    Total Current Assets                        22,606               27,078
                                            ----------         ------------
PROPERTY AND EQUIPMENT (Net)(Notes 1 and 2)    871,167              925,172
                                            ----------         ------------
    TOTAL ASSETS                            $  893,773        $     952,250
                                            ==========         ============

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES

  Accounts payable                          $   12,427        $      35,596
  Bank overdraft                                26,108                1,414
  Accrued expenses (Note 4)                     33,882               21,317
  Notes payable, related parties (Note 3)      295,000              255,000
                                            ----------         ------------
    Total Current Liabilities                  367,417              313,327
                                            ----------         ------------
STOCKHOLDERS' EQUITY

  Common stock; 30,000 shares authorized
  of $1.00 par value, 2,000 shares issued
  and outstanding                                2,000                2,000
  Additional paid-in capital                 1,613,191            1,613,191
  Other comprehensive loss                     (59,340)             (49,891)
  Accumulated deficit                       (1,029,495)            (926,377)
                                            ----------         ------------
    Total Stockholders' Equity                 526,356              638,923
                                            ----------         ------------
    TOTAL LIABILITIES AND STOCKHOLDERS'
     EQUITY                                 $  893,773         $    952,250
                                            ==========          ===========


The accompanying notes are an integral part of these financial statements.

ROP MERGER CORP. AND SUBSIDIARY
Consolidated Statements of Operations


                                 For the
                               Six Months
                                 Ended                For the Years Ended
                                June 30,                 December 31,
                                  2000              1999             1998
                              -----------      -----------      -----------
                              (Unaudited)

REVENUES

  Net sales                   $   123,579      $   196,924      $   110,554
  Direct costs                    104,588          182,267           76,851
                              -----------      -----------      -----------
    Gross Profits                  18,991           14,657           33,703
                              -----------      -----------      -----------
EXPENSES

  General and administrative       45,372          226,182          590,201
  Depreciation and amortization    58,295          115,697           51,732
                              -----------      -----------      -----------
    Total Expenses                103,667          341,879          641,933
                              -----------      -----------      -----------
    Loss from Operations          (84,676)        (327,222)        (608,230)
                              -----------      -----------      -----------
OTHER INCOME (EXPENSE)

  Other income                        328              630              539
  Interest income                    -               1,346           41,274
  Interest expense                (18,770)         (31,105)          (3,609)
                              -----------      -----------      -----------
    Total Other Income
     (Expense)                    (18,442)         (29,129)          38,204
                              -----------      -----------      -----------
NET LOSS                         (103,118)        (356,351)        (570,026)
                              -----------      -----------      -----------
OTHER COMPREHENSIVE INCOME

  Gain (loss) on foreign currency
   adjustments                     (9,449)         (37,023)         (12,868)
                              -----------      -----------      -----------
NET COMPREHENSIVE LOSS        $  (112,567)     $  (393,374)     $  (582,894)
                              ===========      ===========      ===========
BASIC LOSS PER SHARE          $    (51.56)     $   (178.18)     $   (285.01)
                              ===========      ===========      ===========
WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING                 2,000            2,000            2,000
                              ===========      ===========      ===========


The accompanying notes are an integral part of these financial statements.

ROP MERGER CORP. AND SUBSIDIARY
Consolidated Statements of Stockholders' Equity


                                                              Additional           Other
                                          Common Stock          Paid-In          Comprehensive    Accumulated
                                     Shares         Amount      Capital             Income          Deficit
                                    ---------     ---------   ----------         -------------    -----------
Balance at inception,
 March 10, 1998                          -        $    -      $     -             $     -         $      -

Shares issued to incorporators
 for cash and equipment                 2,000         2,000    1,613,191                -                -

Currency translation adjustment          -             -            -                (12,868)            -

Net loss for the year ended
 December 31, 1998                       -             -            -                   -            (570,026)
                                    ---------     ---------   ----------         -----------      -----------
Balance, December 31, 1998              2,000         2,000    1,613,191             (12,868)        (570,026)

Currency translation adjustment          -             -            -                (37,023)            -

Net loss for the year ended
 December 31, 1999                       -             -            -                   -            (356,351)
                                    ---------     ---------   ----------          ----------
Balance, December 31, 1999              2,000         2,000    1,613,191             (49,891)        (926,377)

Currency translation adjustment
 (unaudited)                             -             -            -                 (9,449)            -

Net loss for the six months ended
 June 30, 2000 (unaudited)               -             -            -                   -            (103,118)
                                    ---------     ---------   ----------          ----------     ------------
Balance, June 30, 2000 (unaudited)      2,000     $   2,000  $ 1,613,191          $  (59,340)    $ (1,029,495)
                                    =========     =========   ==========          ==========      ===========



The accompanying notes are an integral part of these financial statements.

ROP MERGER CORP. AND SUBSIDIARY
Consolidated Statements of Cash Flows


                                                    For the
                                                   Six Months
                                                      Ended             For the Years Ended
                                                     June 30,                 December 31,
                                                       2000              1999            1998
                                                 -------------       -----------    ------------
                                                  (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES

  Net loss                                        $   (103,118)      $  (356,351)   $  (570,026)
  Adjustments to reconcile net loss to net cash
    used by operating activities:
    Depreciation                                        58,295           115,697         51,732
  Changes in assets and liabilities:
    (Increase) decrease in accounts receivable           4,467            (9,439)       (16,820)
    (Increase) decrease in other assets                      5             6,997         (7,816)
    Increase (decrease) in accounts payable            (23,169)           (8,053)        43,649
    Increase (decrease) bank overdraft                  24,694             1,414           -
    Increase (decrease) in accrued expenses             12,566            11,795          9,521
                                                 -------------       -----------     ----------
      Net Cash (Used) by Operating Activities          (26,260)         (237,940)      (489,760)
                                                 -------------       -----------     ----------
CASH FLOWS FROM INVESTING ACTIVITIES

  Purchase of fixed assets                             (13,740)          (67,308)      (709,992)
                                                 -------------       -----------     ----------
      Net Cash (Used) by Investing Activities          (13,740)          (67,308)      (709,992)
                                                 -------------       -----------     ----------
CASH FLOWS FROM FINANCING ACTIVITIES

  Cash received from notes payable - related            40,000            55,000        200,000
  Issuance of common stock for cash                       -                 -         1,250,000
                                                 -------------       -----------     ----------
      Net Cash Provided by Financing Activities         40,000            55,000      1,450,000
                                                 -------------       -----------     ----------
NET INCREASE (DECREASE) IN CASH                           -             (250,248)       250,248

CASH AT BEGINNING OF PERIOD                               -              250,248           -
                                                 -------------       -----------     ----------
CASH AT END OF PERIOD                            $        -          $      -        $  250,248
                                                 =============       ===========     ==========

SUPPLEMENTAL CASH FLOW INFORMATION

CASH PAID FOR:

  Interest                                       $       6,186       $    15,348     $     -
  Income taxes                                   $        -          $      -        $     -

NON-CASH FINANCING ACTIVITIES:

  Contribution of fixed assets                   $        -          $      -        $  365,191


The accompanying notes are an integral part of these financial statements.

ROP MERGER CORP. AND SUBSIDIARY
Notes to the Consolidated Financial Statements
June 30, 2000 and December 31, 1999 and 1998


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  a.  Organization

  The consolidated financial statements presented are those of ROP Merger Corp. (ROP) and its wholly-owned subsidiary, ROP North America, Inc, (ROP, Inc.). Collectively, they are referred to herein as the "Company".

  During March 1998, a joint venture agreement was entered into by IEI Canada, Inc. and JFJ Ecosystems, Inc. to form ROP North America, LLC (ROP, LLC). ROP, LLC created a wholly-owned subsidiary called ROP North America, Inc. (an Ontario corporation) which became the operating entity. On June 2, 2000, through a Dissolution and Contribution Agreement, ROP Merger Corp. was formed to change ROP, LLC to a corporation. The joint venture partners both contributed their ownership interests in ROP, LLC to the newly-formed ROP Merger Corp. for 1,000 shares of common stock each. At the same time, ROP, LLC was dissolved. The transaction was accounted for as a recapitalization of ROP, LLC with no adjustment to the basis of ROP, LLC's assets or liabilities. For legal purposes, ROP Merger Corp. is the surviving entity, with a wholly-owned subsidiary, ROP North America, Inc.

  The Company was established to transform organic by-product from commercial waste streams into livestock feed. This process is accomplished, in part, through a liquid feed system. The Company also raises approximately 15,000 hogs under contract. In addition, the hog farm is a beta-site for the liquid feed products.

  b.  Accounting Methods

  The Company's consolidated financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year end.

  c.  Cash and Cash Equivalents

  Cash equivalents include short-term, highly liquid investments with maturities of three months or less at the time of acquisition.

  d.  Basic Loss Per Share
                               June 30,            December 31,
                                2000           1999           1998
                           -----------     -----------    ------------
      (Unaudited)

  Loss (numerator)         $  (103,118)    $  (356,351)   $  (570,026)

  Shares (denominator)           2,000           2,000          2,000
                           -----------     -----------    -----------
  Per share amount         $    (51.56)    $   (178.18)   $   (285.01)
                           ===========     ===========    ===========

  The computations of basic loss per share of common stock are based on the weighted average number of common shares outstanding during the period of the consolidated financial statements.

ROP MERGER CORP. AND SUBSIDIARY
Notes to the Consolidated Financial Statements
June 30, 2000 and December 31, 1999 and 1998


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

  e.  Change in Accounting Principle

  The Financial Accounting Standards Board has issued certain new standards, including standards on earnings per share (SFAS 128), capital structure (SFAS
129), comprehensive income (SFAS 130), operating segments (SFAS 131) and postretirement benefits (SFAS 132). The adoption of these standards did not have a material impact on the Company's consolidated financial statements.

  f.  Property and Equipment

  Property and equipment is recorded at cost. Major additions and improvement are capitalized. The cost and related accumulated depreciation of equipment retired or sold are removed from the accounts and any differences between the undepreciated amount and the proceeds from the sale are recorded as gain or loss on sale of equipment. Depreciation is computed using the straight-line method over the estimated useful life of the assets as follows:

    Description                           Estimated Useful Life
    -----------                           ---------------------
    Office equipment                        5 years
    Machinery and equipment                 7 to 10 years
    Leasehold improvements and building    10 to 15 years

  g.  Accounts Receivable

  Accounts receivable are considered to be fully collectible and no allowance for doubtful accounts has been recorded.

  h.  Provisions for Taxes

  At December 31, 1999, the Company has an accumulated deficit of $926,377 which includes net operating loss carryforwards that may be offset against future taxable income through 2019. No tax benefit has been reported in the consolidated financial statements because the Company believes there is a 50% or greater chance the net operating loss carryforwards will expire unused. Accordingly, the potential tax benefits of the net operating loss carryforwards are offset by a valuation allowance of the same amounts.

  i.  Principles of Consolidation

  The consolidated financial statements include those of ROP Merger Corp. and its wholly-owned subsidiary, ROP North America, Inc.

  All material intercompany accounts and transactions have been eliminated.

ROP MERGER CORP. AND SUBSIDIARY
Notes to the Consolidated Financial Statements
June 30, 2000 and December 31, 1999 and 1998


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

  j.  Statement of Cash Flows

  The Company's foreign subsidiary, ROP North America, Inc., uses the local currency as its functional currency. Accordingly, assets and liabilities are translated at year-end exchange rates, and operating statement items are translated at average exchange rates prevailing during the year. The resultant cumulative translation adjustments to the assets and liabilities are recorded as a separate component of stockholders' equity. Exchange rate adjustments resulting from foreign currency transactions are included in the determination of net loss.

  In accordance with Statement of Financial Accounting Standards No. 95, "Statement of Cash Flows", cash flows from the Company's foreign subsidiary are calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the consolidated statements of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheets.

  k.  Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  l.  Advertising

  The Company follows the policy of charging the costs of advertising to expense as incurred.

  m.  Revenue Recognition

  Revenue is recognized as billings are submitted to the customer. Billings are submitted once the jobs are substantially completed.

  n.  Unaudited Consolidated Financial Statements

  The accompanying unaudited consolidated financial statements include all of the adjustments which, in the opinion of management, are necessary for a fair presentation. Such adjustments are of a normal recurring nature.

ROP MERGER CORP. AND SUBSIDIARY
Notes to the Consolidated Financial Statements
June 30, 2000 and December 31, 1999 and 1998


NOTE 2 -  PROPERTY AND EQUIPMENT

  Property and equipment consists of the following at June 30, 2000 and December 31, 1999:

                                           June 30,   December 31,
                                             2000         1999
                                         ---------    ----------
                                        (Unaudited)

  Office equipment                        $  4,990     $  4,990
  Machinery and equipment                  943,031      940,546
  Leasehold improvements and building      164,648      164,648
                                         ---------    ---------
                                         1,112,669    1,110,184
    Accumulated depreciation              (241,502)    (185,012)
                                         ---------    ---------
    Net property and equipment           $ 871,167    $ 925,172
                                         =========    =========
  Depreciation expense for the six months ended June 30, 2000 and the years ended December 31, 1999 and 1998 was $58,295, $115,697 and $51,732,
respectively.

NOTE 3 -  NOTES PAYABLE - RELATED PARTIES

  Notes payable - related parties consisted of the following at June 30, 2000 and December 31, 1999:

                                                 June 30,   December 31,
                                                   2000         1999
                                                ---------    ----------
                                               (Unaudited)

  Note payable to JFJ Ecosystems, Inc.,
   interest at 8.0% per annum, principal and
   interest due on demand.                      $  50,000    $   50,000

  Note payable to IEI Canada, Inc., interest
   at 8.0% per annum, principal and interest
   due on demand.                                  70,000        50,000

  Notes payable to an individual, interest at
   9.0% per annum, principal and interest
   due on demand.                                 175,000       155,000
                                                ---------    ----------
  Total Notes Payable                             295,000       255,000

  Less: Current Portion                          (295,000)     (255,000)
                                                ---------    ----------
  Long-Term Notes Payable                       $    -       $     -
                                                =========    ==========

ROP MERGER CORP. AND SUBSIDIARY
Notes to the Consolidated Financial Statements
June 30, 2000 and December 31, 1999 and 1998


NOTE 3 -  NOTES PAYABLE - RELATED PARTIES (Continued)

  The aggregate principle maturities of notes payable are as follows:

      Year Ended
      December 31,    Amount
      ------------   ------------
      2000           $    255,000
      2001                   -
      2002                   -
      2003                   -
      2004                   -
      2005 and thereafter    -
                     ------------
    Total            $    255,000
                     ============

NOTE 4 -  COMMITMENTS AND CONTINGENCIES

  On March 20, 1998, the Company entered into an equipment lease agreement whereby the Company has agreed to lease one of the joint venture partners a certain liquid feed distribution system for $4,414 per month for a term of seven years.

NOTE 5 -  GOING CONCERN

  The Company's consolidated financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred significant losses which have resulted in an accumulated deficit of $926,377 at December 31, 1999, a working capital deficit and limited internal financial resources. These factors combined, raise substantial doubt about the Company's ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

                    INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES

                     CONSOLIDATED PROFORMA FINANCIAL STATEMENTS

                                 December 31, 1999

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Consolidated Proforma Balance Sheet
December 31, 1999 (Unaudited)
                                  ASSETS
                       Industrial                   Proforma
                       Ecosystems,   ROP Merger     Adjustments
                       Inc. and      Corp. and      Increase     Proforma
                       Subsidiaries  Subsidiary     (Decrease)   Consolidated
                       ------------  -------------  -----------  ------------
CURRENT ASSETS
   Cash and cash
    equivalents        $     44,277  $        -     $      -     $     44,277
   Restricted cash           43,306           -            -           43,306
   Accounts receivable        9,902         26,259         -           36,161
   Other assets               7,500            816         -            8,319
                       ------------  -------------  -----------  ------------
Total Current Assets        104,985         27,078         -          132,063
                       ------------  -------------  -----------  ------------
FIXED ASSETS, NET           191,884        925,172         -        1,117,056
                       ------------  -------------  -----------  ------------
TOTAL ASSETS           $    296,869  $     952,250  $      -     $  1,249,119
                       ============  =============  ===========  ============

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
   Accounts payable    $     85,680  $      35,596  $      -     $    121,276
   Accrued expenses         326,346         21,317      (19,306)      328,357
   Bank overdraft              -             1,414         -            1,414
   Notes payable -
    related parties         750,000        255,000   (1,005,000)         -
   Notes payable -
    current portion          49,458           -            -           49,458
                       ------------  -------------  -----------  ------------
Total Current
 Liabilities              1,211,484        313,327   (1,024,306)      500,505
                       ------------  -------------  -----------  ------------
LONG-TERM DEBT
   Notes payable            108,266           -            -          108,266
                       ------------  -------------  -----------  ------------
Total Long-Term Debt        108,266           -            -          108,266
                       ------------  -------------  -----------  ------------
TOTAL LIABILITIES         1,319,750        313,327   (1,024,306)      608,771
                       ------------  -------------  -----------  ------------
COMMITMENTS AND
 CONTINGENCIES              582,336           -            -          582,336
                       ------------  -------------  -----------  ------------
STOCKHOLDERS' EQUITY
 (DEFICIT)
   Common stock:
   100,000,000 shares
   authorized of $0.001
   par value, 58,941,613
   shares issued and
   outstanding               40,242          2,000       16,700        58,942
   Additional paid-in
   capital               21,136,268      1,613,191      957,606    23,707,065
   Other comprehensive
   income                    26,760        (49,891)        -          (23,131)
   Accumulated deficit  (22,808,487)      (926,377)      50,000   (23,684,864)
                       ------------  -------------  -----------  ------------
Total Stockholders'
 Equity (Deficit)        (1,605,217)       638,923    1,024,306       (58,012)
                       ------------  -------------  -----------  ------------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)             $    296,869  $     952,250  $      -     $  1,249,119
                       ============  =============  ===========  ============
See Summary of Assumptions and Disclosures

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Consolidated Proforma Statement of Operations
For the Year Ended December 31, 1999 (Unaudited)

                       Industrial                   Proforma
                       Ecosystems,   ROP Merger     Adjustments
                       Inc. and      Corp. and      Increase     Proforma
                       Subsidiaries  Subsidiary     (Decrease)   Consolidated
                       ------------  -------------  -----------  ------------
REVENUES
   Net sales           $    472,865  $     196,924  $      -     $    669,789
   Direct sales             405,100        182,267         -          587,367
                       ------------  -------------  -----------  ------------
Gross Profits                67,765         14,657         -           82,422
                       ------------  -------------  -----------  ------------
EXPENSES
   Depreciation and
    amortization             97,563        115,697         -          213,260
   General and
    administrative        1,089,270        226,182      (55,155)    1,260,297
                       ------------  -------------  -----------  ------------
Total Expenses            1,186,833        341,879      (55,155)    1,473,557
                       ------------  -------------  -----------  ------------
LOSS FROM OPERATIONS     (1,119,068)      (327,222)      55,155    (1,391,135)
                       ------------  -------------  -----------  ------------
OTHER INCOME (EXPENSE)
   Interest income             -             1,346         -            1,346
   Other income              55,155            630      (55,155)          630
   Loss on disposition
    of assets                (7,577)          -            -           (7,577)
Interest expense            (94,065)       (31,105)        -         (125,170)
                       ------------  -------------  -----------  ------------
Total Other Income
 (Expense)                  (46,487)       (29,129)     (55,155)     (130,771)
                       ------------  -------------  -----------  ------------
NET LOSS BEFORE
 EXTRAORDINARY ITEMS     (1,165,555)      (356,351)        -       (1,521,906)
                       ------------  -------------  -----------  ------------
EXTRAORDINARY ITEMS
   Debt forgiveness         350,957           -            -          350,957
                       ------------  -------------  -----------  ------------
Total Extraordinary
 Items                      350,957           -            -          350,957
                       ------------  -------------  -----------  ------------
NET LOSS               $   (814,598) $    (356,351) $      -     $ (1,170,949)
                       ============  =============  ===========  ============

See Summary of Assumptions and Disclosures

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Summary of Assumptions and Disclosures

          NOTE 1 -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Business Organization

The accompanying proforma financial statements are prepared to present the acquisition of ROP Merger Corp. and Subsidiary by Industrial Ecosystems, Inc. to aid the user in understanding the acquisition. The proforma balance sheet is presented as though the acquisition took place on December 31, 1999 and the statement of operations as though the acquisition took place January 1, 1999.

The financial statements presented are those of Industrial Ecosystems, Inc. and Subsidiaries (the "Company"). The Company was incorporated in January 1994. The Company is engaged in the bioremediation business and operates principally in New Mexico.

ROP Merger Corp. and Subsidiary (ROP) was incorporated during March 1998. The Company was organized to transform organic by-product from commercial waste streams into livestock feed. This process is accomplished in part, through a liquid feed system. ROP also raises approximately 15,000 hogs under contract. In addition, the hog farm is a beta-site for the liquid feed products.

b.  Proforma Adjustments

The proforma financial statements have been prepared as though the acquisition of ROP Merger by Industrial Ecosystems, Inc. occurred on January 1, 1999.

1)  Additional paid-in capital (IEI)               $     1,604,799
       Common stock (IEI)                                   10,392
       Additional paid-in capital (ROP)                 (1,613,191)
       Common stock (ROP)                                   (2,000)
                                                   ---------------
                                                   $          -
                                                   ===============

To record the acquisition of ROP Merger Corp. and Subsidiary through issuance of 10,392,337 shares of common stock.

2)  Notes payable - related parties                $    (1,005,000)
    Accrued expenses                                       (19,306)
    Common stock                                             8,308
    Additional paid-in capital                             965,998
    Accumulated deficit                                     50,000
                                                   ---------------
                                                   $          -
                                                   ===============

To record issuance of 8,307,593 common shares in lieu of outstanding debt and to eliminate intercompany accounts.

3)  Other income                                   $        55,155
    General and administrative                             (55,155)
                                                   ---------------
                                                   $          -
                                                   ===============

To eliminate intercompany transactions for the year ended December 31, 1999.

                     INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES

                      CONSOLIDATED PROFORMA FINANCIAL STATEMENTS

                                December 31, 1998

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Consolidated Proforma Balance Sheet
December 31, 1998 (Unaudited)
                                  ASSETS
                       Industrial                   Proforma
                       Ecosystems,   ROP Merger     Adjustments
                       Inc. and      Corp. and      Increase     Proforma
                       Subsidiaries  Subsidiary     (Decrease)   Consolidated
                       ------------  -------------  -----------  ------------
CURRENT ASSETS
   Cash and cash
    equivalents        $     12,552  $     250,248  $      -     $    262,800
   Restricted cash           40,669           -            -           40,669
   Accounts receivable       35,079         16,820         -           51,899
   Other assets              10,740          7,816         -           18,556
                       ------------  -------------  -----------  ------------
Total Current Assets         99,040        274,884         -          373,924
                       ------------  -------------  -----------  ------------
FIXED ASSETS, NET           275,973      1,010,583         -        1,286,556
                       ------------  -------------  -----------  ------------
TOTAL ASSETS           $    375,013  $   1,285,467  $      -     $  1,660,480
                       ============  =============  ===========  ============

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
   Accounts payable    $    356,890  $      43,649  $      -     $    400,539
   Accrued expenses         323,755          9,521       (3,609)      329,667
   Unearned revenue          21,666           -            -           21,666
   Notes payable -
    related parties          14,286        200,000     (214,286)         -
   Notes payable -
    current portion          85,902           -            -           85,902
                       ------------  -------------  -----------  ------------
Total Current
 Liabilities                802,499        253,170     (217,895)      837,774
                       ------------  -------------  -----------  ------------
LONG-TERM DEBT
   Notes payable            157,405           -            -          157,405
                       ------------  -------------  -----------  ------------
Total Long-Term Debt        157,405           -            -          157,405
                       ------------  -------------  -----------  ------------
TOTAL LIABILITIES           959,904        253,170     (217,895)      995,179
                       ------------  -------------  -----------  ------------
COMMITMENTS AND
 CONTINGENCIES              747,819           -            -          747,819
                       ------------  -------------  -----------  ------------
STOCKHOLDERS' EQUITY
 (DEFICIT)
   Common stock:
   100,000,000 shares
   authorized of $0.001
   par value, 51,700,835
   shares issued and
   outstanding               33,001          2,000       16,700        51,701
   Additional paid-in
   capital               20,589,759      1,613,191      151,195    22,354,145
   Other comprehensive
   income                    38,419        (12,868)        -           25,551
   Accumulated deficit  (21,993,889)      (570,026)      50,000   (22,513,915)
                       ------------  -------------  -----------  ------------
Total Stockholders'
 Equity (Deficit)        (1,332,710)     1,032,297      217,895       (82,518)
                       ------------  -------------  -----------  ------------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)             $    375,013  $   1,285,467  $      -     $  1,660,480
                       ============  =============  ===========  ============
See Summary of Assumptions and Disclosures

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Consolidated Proforma Statement of Operations
For the Year Ended December 31, 1998 (Unaudited)

                       Industrial                   Proforma
                       Ecosystems,   ROP Merger     Adjustments
                       Inc. and      Corp. and      Increase     Proforma
                       Subsidiaries  Subsidiary     (Decrease)   Consolidated
                       ------------  -------------  -----------  ------------
REVENUES
   Net sales           $    626,545  $     110,554  $      -     $    737,099
   Direct sales             405,787         76,851         -          482,638
                       ------------  -------------  -----------  ------------
Gross Profits               220,758         33,703         -          254,461
                       ------------  -------------  -----------  ------------
EXPENSES
   Bad debt expense          19,802           -            -           19,802
   Depreciation and
    amortization            108,677         51,732         -          160,409
   General and
    administrative        1,586,049        590,201      (95,118)    2,081,132
                       ------------  -------------  -----------  ------------
Total Expenses            1,714,528        641,933      (95,118)    2,261,343
                       ------------  -------------  -----------  ------------
LOSS FROM OPERATIONS     (1,493,770)      (608,230)      95,118    (2,006,882)
                       ------------  -------------  -----------  ------------
OTHER INCOME (EXPENSE)
   Interest income            1,362         41,274         -           42,636
   Other income              95,118            539      (95,118)          539
   Loss on disposition
    of assets              (104,106)          -            -         (104,106)
Loss on investment in
 joint venture             (353,117)          -            -         (353,117)
Interest expense            (40,236)        (3,609)        -           43,845
                       ------------  -------------  -----------  ------------
Total Other Income
 (Expense)                 (400,979)        38,204      (95,118)     (457,893)
                       ------------  -------------  -----------  ------------
NET LOSS               $ (1,894,749) $    (570,026) $      -     $ (2,464,775)
                       ============  =============  ===========  ============

See Summary of Assumptions and Disclosures

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Summary of Assumptions and Disclosures

          NOTE 1 -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Business Organization

The accompanying proforma financial statements are prepared to present the acquisition of ROP Merger Corp. and Subsidiary by Industrial Ecosystems, Inc. to aid the user in understanding the acquisition. The proforma balance sheet is presented as though the acquisition took place on December 31, 1998 and the statement of operations as though the acquisition took place January 1, 1998.

The financial statements presented are those of Industrial Ecosystems, Inc. and Subsidiaries (the "Company"). The Company was incorporated in January 1994. The Company is engaged in the bioremediation business and operates principally in New Mexico.

ROP Merger Corp. and Subsidiary (ROP) was incorporated during March 1998. The Company was organized to transform organic by-product from commercial waste streams into livestock feed. This process is accomplished in part, through a liquid feed system. ROP also raises approximately 15,000 hogs under contract. In addition, the hog farm is a beta-site for the liquid feed products.

b.  Proforma Adjustments

The proforma financial statements have been prepared as though the acquisition of ROP Merger by Industrial Ecosystems, Inc. occurred on January 1, 1998.

1)  Additional paid-in capital (IEI)               $     1,604,799
       Common stock (IEI)                                   10,392
       Additional paid-in capital (ROP)                 (1,613,191)
       Common stock (ROP)                                   (2,000)
                                                   ---------------
                                                   $          -
                                                   ===============

To record the acquisition of ROP Merger Corp. and Subsidiary through issuance of 10,392,337 shares of common stock.

2)  Notes payable - related parties                $      (214,286)
    Accrued expenses                                        (3,609)
    Common stock                                             8,308
    Additional paid-in capital                             159,587
    Accumulated deficit                                     50,000
                                                   ---------------
                                                   $          -
                                                   ===============

To record issuance of 8,307,593 common shares in lieu of outstanding debt and to eliminate intercompany accounts.

3)  Other income                                   $        95,118
    General and administrative                             (95,118)
                                                   ---------------
                                                   $          -
                                                   ===============

To eliminate intercompany transactions for the year ended December 31, 1998.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES

CONSOLIDATED PROFORMA FINANCIAL STATEMENTS

June 30, 2000

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Consolidated Proforma Balance Sheet
June 30, 2000
(Unaudited)

ASSETS
------
                               Industrial                  Proforma
                               Ecosystems,    ROP Merger  Adjustments
                                Inc. and      Corp. and     Increase          Proforma
                               Subsidiaries   Subsidiary   (Decrease)         Consolidated
                               ------------   ----------   -----------       -------------
CURRENT ASSETS

  Cash and cash equivalents      $    -       $     -       $     -            $       -
  Restricted cash                   43,000          -             -                  43,000
  Accounts receivable               22,051        21,792          -                  43,843
  Other assets                        -              814          -                     814
                                ----------    ----------    ----------        -------------
    Total Current Assets            65,051        22,606          -                  87,657
                                ----------    ----------    ----------        -------------
FIXED ASSETS, NET                  767,164       871,167          -               1,638,331
                                ----------    ----------    ----------        -------------
    TOTAL ASSETS                $  832,215    $  893,773    $     -            $  1,725,988
                                ==========    ==========    ==========        =============


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
----------------------------------------------

CURRENT LIABILITIES
  Accounts payable              $   84,216    $   12,427    $     -           $      96,643
  Accrued expenses                 305,360        33,882       (31,887)             307,355
  Bank overdraft                     2,485        26,108          -                  28,593
  Notes payable - related parties     -          295,000      (295,000)                -
  Notes payable - current portion   10,750          -             -                  10,750
                                 ---------    ----------    ----------        -------------
    Total Current Liabilities      402,811       367,417      (326,887)             443,341
                                 ---------    ----------    ----------        -------------
LONG-TERM DEBT
  Notes payable                    107,500          -             -                 107,500
                                 ---------    ----------    ----------        -------------
    Total Long-Term Debt           107,500          -             -                 107,500
                                 ---------    ----------    ----------        -------------
    Total Liabilities              510,311       367,417      (326,887)             550,841
                                 ---------    ----------    ----------        -------------
COMMITMENTS AND
 CONTINGENCIES                     582,336          -             -                 582,336
                                 ---------    ----------    ----------        -------------

STOCKHOLDERS' EQUITY (DEFICIT)
  Common stock: 100,000,000 shares
   authorized of $0.001 par value,
   83,300,543 shares issued and
   outstanding                      64,601         2,000        16,700               83,301
  Additional paid-in capital    23,345,383     1,613,191       260,187           25,218,761
  Prepaid services                  (8,333)         -             -                  (8,333)
  Other comprehensive income        23,278       (59,340)         -                 (36,062)
  Accumulated deficit          (23,685,361)   (1,029,495)       50,000          (24,664,856)
                               -----------    ----------     ---------        -------------
      Total Stockholders'
       Equity (Deficit)           (260,432)      526,356       326,887              592,811
                               -----------    ----------     ---------        -------------
      TOTAL LIABILITIES AND
       STOCKHOLDERS'
       EQUITY (DEFICIT)        $   832,215    $  893,773     $    -           $   1,725,988
                               ===========    ==========     =========        =============

See Summary of Assumptions and Disclosures

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Consolidated Proforma Statement of Operations
For the Six Months Ended June 30, 2000
(Unaudited)


                               Industrial                  Proforma
                               Ecosystems,    ROP Merger  Adjustments
                                Inc. and      Corp. and     Increase          Proforma
                               Subsidiaries   Subsidiary   (Decrease)         Consolidated
                               ------------   ----------   -----------       -------------
REVENUES

  Net sales                    $    133,940   $  123,579   $      -          $     257,519
  Direct sales                      150,107      104,588          -                254,695
                               ------------   ----------   -----------       -------------
    Gross Profits                   (16,167)      18,991          -                  2,824
                               ------------   ----------   -----------       -------------
EXPENSES

  Depreciation and amortization      27,129       58,295          -                 85,424
  General and administrative        446,045       45,372       (22,205)            469,212
                               ------------   ----------   -----------        ------------
    Total Expenses                  473,174      103,667       (22,205)            554,636
                               ------------   ----------   -----------        ------------
LOSS FROM OPERATIONS               (489,341)      84,676        22,205            (551,812)
                               ------------   ----------   -----------        ------------
OTHER INCOME (EXPENSE)

  Interest income                      -            -             -                   -
  Other income                       22,205          328       (22,205)                328
  Impairment of goodwill           (379,981)        -             -               (379,981)
  Interest expense                  (29,757)     (18,710)         -                (48,527)
                               ------------   ----------   -----------         -----------
    Total Other Income (Expense)   (387,533)     (18,442)      (22,205)           (428,180)
                               ------------   ----------   -----------         -----------
NET LOSS                       $   (876,874)  $ (103,118)  $      -            $  (979,992)
                               ============   ==========   ===========         ===========


See Summary of Assumptions and Disclosures

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Summary of Assumptions and Disclosures


NOTE 1 -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  a.  Business Organization

  The accompanying proforma financial statements are prepared to present the acquisition of ROP Merger Corp. and Subsidiary by Industrial Ecosystems, Inc. to aid the user in understanding the acquisition. The proforma balance sheet is presented as though the acquisition took place on June 30, 2000 and the statement of operations as though the acquisition took place January 1, 2000.

The financial statements presented are those of Industrial Ecosystems, Inc.
 and
Subsidiaries (the "Company").  The Company was incorporated in January 1994.
  The
Company is engaged in the bioremediation business and operates principally in
 New
Mexico.

  ROP Merger Corp. and Subsidiary (ROP) was incorporated during March 1998. The Company was organized to transform organic by-product from commercial waste streams into livestock feed. This process is accomplished in part, through a liquid feed system. ROP also raises approximately 15,000 hogs under contract. In addition, the hog farm is a beta-site for the liquid feed products.

  b.  Proforma Adjustments

  The proforma financial statements have been prepared as though the acquisition of ROP Merger by Industrial Ecosystems, Inc. occurred on January 1, 2000.

  1)  Additional paid-in capital (IEI)  $  1,604,799
      Common stock (IEI)                      10,392
      Additional paid-in capital (ROP)    (1,613,191)
      Common stock (ROP)                      (2,000)
                                        ------------
                                        $       -
                                        ============

  To record the acquisition of ROP Merger Corp. and Subsidiary through issuance of 10,392,337 shares of common stock.

  2)  Notes payable - related parties   $   (295,000)
      Accrued expenses                       (31,887)
      Common stock                             8,308
      Additional paid-in capital             268,579
      Accumulated deficit                     50,000
                                        ------------
                                        $       -
                                        ============

  To record issuance of 8,307,593 common shares in lieu of outstanding debt and to eliminate intercompany accounts.

  3)  Other income                      $     22,205
      General and administrative             (22,205)
                                        ------------
                                        $       -
                                        ============

  To eliminate intercompany transactions for the six months ended June 30, 2000.